THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                                             Right to Purchase Shares of Class A
                                             Common Stock of American Biogenetic
                                             Sciences, Inc.

No. WC[  ]                                                    May 20, 1998

                            ------------------------
                          Common Stock Purchase Warrant

            American Biogenetic Sciences, Inc., a Delaware corporation having an address at 1375 Akron Street, Copiague, New York 11726 (the "Company"), hereby certifies that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [______________________] having an address at [_____________________________________] ("Purchaser") or any other Warrant
Holder (as defined herein) is entitled, on the terms and conditions set forth below, to purchase from the Company at any time after May 19, 1999 and ending at the Expiration Time up to [_________________________________] ([______]) (the
"Designated Amount") fully paid and nonassessable shares of Class A Common Stock, $.001 par value, of the Company together with any associated Common Stock Purchase Rights (the "Common Stock") at the Purchase Price (hereinafter defined), as such number of shares and Purchase Price may be adjusted as provided below and pursuant to Section 5 herein.

            The Designated Amount shall be reduced on the one year anniversary of the date hereof by the product of (x) the Designated Amount and (y) a fraction the numerator of which is the Initial Outstanding Principal Amount (as such term is defined in the Debentures (the "Debentures") issued by the Company to the Purchaser pursuant to the Securities Subscription Agreement dated as of the date hereof (the "Agreement")) of Purchaser's Debentures minus the Outstanding Principal Amount (as such term is defined in the Debentures) of the Purchaser's Debentures on the one year anniversary of the date hereof and the denominator of which is the Initial Outstanding Principal Amount of Purchaser's Debentures.

            1.    Definitions.

                  (a) the term "Expiration Time" shall mean 5:00 p.m. New York Time on May 19, 2003.

                  (b) the term "Fair Market Value" shall mean the closing trading price of the Common Stock on the NASDAQ Stock Market, the American Stock Exchange or the New York Stock Exchange, whichever is the principal trading exchange or market for the Common Stock (the "Principal Market") on the date of determination (or if not traded on such date, on the last trading date on which traded prior to such date) or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted in the NASDAQ Stock Market on a basis for which closing price information is available, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm reasonably selected from time to time by the Company for that purpose, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ Stock market or traded over-the-counter and the average price cannot be determined as contemplated above, the fair market value of the Common Stock shall be as reasonably determined in good faith by the Company's Board of Directors.

                  (c) the term "Warrant Holder" shall mean the Purchaser or any assignee of all or any portion of this Warrant at any given time.

                  (d) the term "Warrant Shares" shall mean the shares of Common Stock or other securities issuable upon exercise of this Warrant.

                  (e) the term "Purchase Price" shall mean $1.9141.

                  (f) other terms used herein which are defined in the Agreement or the Registration Rights Agreement dated as of the date hereof (the "Registration Rights Agreement"), or in the Debentures, shall have the same meanings herein as therein. In the event of a conflict in any such definition, the definitions shall be applied in the following order: first, the Debentures; second, the Agreement; and third, the Registration Rights Agreement.

            2.    Exercise of Warrant.

                  This Warrant may be exercised by Warrant  Holder,  in whole or in part, at any time and from time to time, after May 19, 1999 until the Expiration Time by surrender of this Warrant, together with the Purchase Price and form of subscription at the end hereof duly executed by Warrant Holder, to the Company at its principal office. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of Warrant Shares for which this Warrant is exercised and the Company, at its expense, shall forthwith issue and deliver to or upon the order of Warrant Holder a new Warrant of like tenor in the name of Warrant Holder or as Warrant Holder (upon payment by Warrant Holder of any applicable transfer taxes) may request, reflecting the Warrant Shares remaining subject to this Warrant. In the event of an adjustment to the Warrant Shares or Purchase Price pursuant to Section 5 hereof, this Warrant (including any replacement Warrants) may still reflect on its face the Warrant Shares and Purchase Price as if no such adjustments had been made (but such adjustments shall nevertheless remain effective).

            3.    Delivery of Stock Certificates.

                  (a) Subject to the terms and  conditions of this  Warrant,  as soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) trading days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to Warrant Holder, or as Warrant Holder (upon payment by Warrant Holder of any applicable transfer taxes) may lawfully direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which Warrant Holder is entitled upon such exercise. Any shares issued hereunder shall, at the request of Warrant Holder and if available to the Company, be delivered by the Company to the Warrant Holder in an electronic format (e.g. via DWAC).

                  (b) This Warrant may not be exercised as to fractional  shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then, in lieu of such fractional share, Warrant Holder shall be entitled to cash equal to the Fair Market Value of such fractional share on the date of the exercise of the Warrant.

            4.    Covenants of the Company.

                  (a) The  Company  shall use its  reasonable  best  efforts  to insure that a Registration Statement under the Act covering the resale or other disposition of the Warrant Shares by Warrant Holder is effective as provided in the Registration Rights Agreement.

                  (b) The Company shall take all necessary actions and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation the notification of NASDAQ, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder under this Warrant.

                  (c) From the date  hereof  through the last date on which this
            Warrant is exercisable, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed on a Principal Market and shall not amend its Certificate of Incorporation or Bylaws so as to constitute a breach of the Company's obligations hereunder.

                  (d) The Company shall at all times reserve and keep available, solely for issuance and delivery of Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

                  (e) The Warrant  Shares,  when issued in  accordance  with the terms hereof, will be duly authorized and, when paid for and issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant.

                  (f) With a view to making  available  to  Warrant  Holder  the benefits of Rule 144 promulgated under the Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit
            Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to:

                        (i) make and keep public information available, as those
                  terms are understood and defined in Rule 144, at all times;

                        (ii) file with the SEC in a timely  manner  all  reports
                  and other documents required of the Company under the Act and the Exchange Act; and

                        (iii) furnish to any Warrant Holder, forthwith upon request, a written statement by the Company (provided true at the time) that it has complied with the applicable reporting and filing requirements of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested to permit any such Warrant Holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

            5.    Adjustment of Exercise Price and Number of Shares.

            The number of, and kind of, securities purchasable upon exercise of this

            Warrant and the Purchase Price shall be subject to adjustment from time to time as follows:

                  (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide or otherwise increase its outstanding securities as to which purchase rights under this Warrant exist, by split-up, dividend, or similar subdivision, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision or combination shall, on the record date therefor, be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination; however should this Warrant be exercised prior to the distribution date related to such subdivision, the additional Warrant Shares shall be delivered to the Warrant Holder on such distribution date. Appropriate adjustments shall also be made to the Purchase Price payable per share, but the aggregate Purchase Price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.

                  (b) Other Distributions.  If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any securities or rights convertible into Common Stock ("Common Stock Equivalents"), any evidence of indebtedness or any of its assets (other than cash or Common Stock) whether by spin-off or otherwise, then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such Common Stock Equivalents) of Common Stock as a result of such dividend, and the Purchase Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable) for such dividend shall equal the aggregate amount so payable immediately before such record date (or on the date of such distribution, if applicable); however should this Warrant be exercised prior to the distribution date related to such subdivision, the additional Warrant Shares shall be delivered to the Warrant Holder on such distribution date.

                  (c) Merger,  etc.  If at any time after the date hereof  there shall be a merger or consolidation of the Company with or into another entity (with stockholders of the Company immediately prior to such merger or consolidation owning in the aggregate less than 50% of the voting power of the ultimate parent corporation or other entity surviving or resulting from such merger or consolidation) or a transfer of all or substantially all of the assets of the Company to another entity, then the Warrant

            Holder shall be entitled to receive upon exercise of this Warrant prior to such transfer, merger or consolidation becoming effective, and upon payment of the aggregate Purchase Price then in effect, the number of shares or other securities or property of the company or of the successor corporation resulting from such merger or consolidation, which would have been received by Warrant Holder for the shares of stock subject to this Warrant had this Warrant been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be.

                  (d) Reclassification, Etc. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes (other than pursuant to clauses (a) - (c) of this Section 5) then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant been exercised just prior to such reorganization or reclassification.

                  (e) Purchase Price  Adjustment.  In the event that the Company issues or sells any (i) Common Stock or (ii) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, its Common Stock or any such Common Stock Equivalents (other than (v) issuance of the Debentures or the Warrants or Warrants of like tenor issued in connection with the issuance of the Debentures or of shares of Common Stock upon conversion or exercise thereof, (w) securities issued or which may be issued pursuant to Company employee, officer, director or consultant stock or option or similar equity-based compensation plans now or hereafter established, (x) contingent shares which may be issued by the Company pursuant to its agreement under which it acquired Stellar Bio Systems, Inc., (y) securities issued in connection with business acquisitions, joint ventures, licensing arrangements and other non-capital raising purposes or (z) shares issued upon exercise of Common Stock Equivalents, options, warrants or rights outstanding on the date of the Agreement and reflected in the Exchange Act Reports) at an effective purchase price per share which is less than the Purchase Price then in effect, then in such case, the Purchase Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Purchase Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, including, without duplication, those shares then issuable pursuant to any provision of the Debentures and the Warrants plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Purchase Price and (y) the denominator of which shall be the number of shares of Common Stock of the

            Company outstanding immediately after such issue or sale including, without duplication, those shares then issuable pursuant to any provision of the Debentures and Warrants.

                  The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Purchase Price pursuant to this Section 5(e), so that after such adjustments the aggregate Purchase Price payable hereunder for the increased number of shares shall be the same as the aggregate Purchase Price in effect just prior to such adjustments.

                  (g) If any  Common  Stock  Equivalents,  warrants,  options or other rights for which an adjustment of Purchase Price or Warrant Shares or other consideration issuable upon exercise of this Warrant shall expire unconverted or unexercised prior to the exercise of this Warrant, the Purchase Price and number of Warrant Shares or other consideration issuable upon exercise of this Warrant shall immediately be re-adjusted as if such Common Stock Equivalents had never been issued.

                  (h) No adjustment  in the Purchase  Price shall be required by
            Section 5 unless such adjustment would require an increase of at least one (1) cent; provided, however, that any adjustment which is not, by reason of this Section 5(h), required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under Section 5 shall be made to the nearest one-hundredth of a cent or share.

            6.    No Impairment.

                  The  Company  will not, by  amendment  of its  Certificate  of
            Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

            7.    Notice of Adjustments; Notices.

                  Whenever  the Purchase  Price or number of shares  purchasable hereunder shall be adjusted pursuant to Section 5 hereof, the Company shall execute and deliver to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the method by which such adjustment was calculated and the Purchase Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Warrant Holder.

            8.    Rights As Stockholder.

                  Prior to exercise of this  Warrant,  the Warrant  Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein for such record or distribution date, a notice specifying the date on which any such record is to be taken for (or, if no record date is to be taken therefor, the distribution date thereof) the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

            9.    Replacement of Warrant.

                  On receipt of evidence reasonably  satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

            10. Specific Enforcement; Consent to Jurisdiction; Waiver of Jury Trial.

                  (a) The Company and the Warrant Holder  acknowledge  and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

                  (b) Each of the  Company  and the  Warrant  Holder  hereby (i)
            agree that all actions or proceedings arising directly or indirectly from or in connection with this Warrant shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York and (ii) consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the such party at its address set forth in this Warrant (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Warrant.

            11.   Entire Agreement; Amendments.

                  This Warrant, the Agreement, the Registration Rights Agreement
            or the Debentures contain the entire understanding of the parties with respect to the matters covered hereby and thereby and except as specifically set forth herein and therein, neither the Company nor the Warrant Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

            12.   Notices.

                  Unless  otherwise   provided  herein,   any  notice  or  other
            communication to a party hereunder shall be sufficiently given if in writing and personally delivered or sent by facsimile with copy sent in another manner herein provided or sent by courier (which for all purposes of this Warrant shall include Federal Express, UPS or other recognized overnight courier) or mailed to said party by certified mail, return receipt requested, at its address provided for in the Subscription Agreement or such other address as either may designate for itself in such notice to the other and communications shall be deemed to have been received when delivered personally on the scheduled arrival date when sent by next day or 2-day courier service or if sent by facsimile upon receipt of transmittal confirmation or if sent by mail three days after deposit in the mail.

            13.   Choice of Law and Venue; Waiver of Jury Trial.

                  THIS WARRANT SHALL BE CONSTRUED UNDER THE LAWS OF THE STATE OF
            NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OR CHOICE OF LAW (EXCEPT SECTION 5-1401

            OF THE NEW YORK GENERAL OBLIGATIONS LAW). The parties hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Warrant shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The parties consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed as provided in Section 13 (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The parties hereto hereby waive any right to jury trial in connection with any litigation pursuant to this Warrant.

            14.   Miscellaneous.

                  Whenever  the  sense of this  Warrant  requires,  words in the singular shall be deemed to include the plural and words in the plural shall be deemed to include the singular. If more than one company is named herein, the liability of each shall be joint and several. Paragraph headings are for convenience only and shall not affect the meaning of this document. The invalidity or unenforceability shall in no way affect the validity or enforceability of any other provisions.



            Dated: May 20, 1998

                                                      AMERICAN BIOGENETIC
                                                      SCIENCES, INC.



                                                      By:  /s/ Josef C. Schoell
                                                         ----------------------
                                                         Name: Josef C. Schoell
                                                         Title: Vice President
                                                                Finance - CFO

            Attest:


            By:  /s/ Timothy J. Roach
                 --------------------
                  Name: Timothy J. Roach
                  Title:   Treasurer and Secretary

                            FORM OF WARRANT EXERCISE
                   (TO BE SIGNED ONLY ON EXERCISE OF WARRANT)


TO_____________________________


            The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ______ shares of Class A Common Stock of American Biogenetic Sciences, Inc., a Delaware corporation (the "Company"), and herewith makes payment of $______________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _____________________, whose address is
__________________________________.


Dated:                                        __________________________________
                                              (Signature must conform to name of
                                              holder as specified on the face of
                                              the Warrant)


                                              __________________________________
                                              (Address)

                               FORM OF ASSIGNMENT
                   (TO BE SIGNED ONLY ON TRANSFER OF WARRANT)

For value received, the undersigned hereby sells, assigns, and transfers unto _________________, whose address is ____________________________ and whose social security or taxpayer identification number is ________________________, the right represented by the within Warrant to purchase ______ shares of Class A Common Stock of American Biogenetic Sciences, Inc., a Delaware corporation, to which the within Warrant relates, and appoints _______________________ Attorney to transfer such right on the books of American Biogenetic Sciences, Inc., a Delaware corporation, with full power of substitution the premises.


Dated:                                        __________________________________
                                              (Signature must conform to name of
                                              holder as specified on the face of
                                              the Warrant)


                                              __________________________________
                                              (Address)


Signed in the presence of:

__________________________________



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